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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 22, 2004

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                     0-23723                 98-0166007
(State or Other Jurisdiction        Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)


                  79 CHAPEL STREET, NEWTON, MASSACHUSETTS 02458
                    (Address of Principal Executive Offices)

                                  617-332-0004
              (Registrant's Telephone Number, including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On January 21, 2004, the audit committee (the "Audit Committee") of the Board of Directors of Ambient Corporation (the "Company") appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C., Independent Public Accountants ("RMSB&G") to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2003. Previously, in May 2003, the Audit committee appointed RMSB&G to review the Company's periodic reports on Form 10-QSB filed under Section 13 of The Securities and Exchange Act of 1934, as amended, for 2003.

     During the Company's fiscal years ended December 31, 2002 and 2001, the Company has had no disagreements with its previous independent auditors, Brightman Almagor & Co., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Ambients'  press release issued January 22, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: JANUARY 22, 2004                      AMBIENT CORPORATION

                                            BY: /s/ JOHN J. JOYCE,
                                               -----------------------
                                               JOHN J. JOYCE,
                                               CHIEF EXECUTIVE OFFICER